EXHIBIT 10.1

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED COMBINED CREDIT AGREEMENTS

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED COMBINED CREDIT AGREEMENTS, dated as of May 9, 2008 (the “Amendment”), among FOREST OIL CORPORATION, a New York corporation (the “U.S. Borrower”), CANADIAN FOREST OIL LTD. and each other subsidiary of Canadian Forest which becomes a “Borrower” (as defined in the Canadian Credit Agreement) under the Canadian Credit Agreement (the “Canadian Borrowers”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”), and the other Agents party thereto.

W I T N E S S E T H:

1.                                       The U.S. Borrower, Global Administrative Agent, the Co-Global Syndication Agents, the Co-U.S. Documentation Agents, and the U.S. Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of June 6, 2007 (the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2.                                       The Canadian Borrowers, Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Canadian Documentation Agents, and the Canadian Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of June 6, 2007 (the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrowers.

3.                                       The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.                                         Amendments to U.S. Credit Agreement.

A.                                   Section 1.1 of the U.S. Credit Agreement hereby is amended by amending and restating the following definitions of “Co-Canadian Documentation Agents”, “Co-Global Syndication Agents”, and “Co-U.S. Documentation Agents” in their entirety to read as follows:

“                                          “Co-Canadian Documentation Agents” means Bank of Montreal and Citibank, N.A., Canadian Branch, each in its capacity as co-Canadian documentation agent for the Canadian Lenders, and any successor thereto.”

“                                          “Co-Global Syndication Agents” means Bank of America, N.A. and Toronto Dominion (Texas) LLC, each in its capacity as co-global syndication agent for the Lenders hereunder, and any successor thereto.”

“                                          “Co-U.S. Documentation Agents” means BNP Paribas, Credit Suisse, Cayman Islands Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, N.A. and The Bank of Nova Scotia, each in its capacity as co-U.S. documentation agent for the Lenders hereunder, and any successor thereto.”

B.                                     Section 5.12 of the U.S. Credit Agreement hereby is amended and restated in its entirety to read as follows:

“If any additional Subsidiary of Borrower is formed or acquired after the Global Effective Date, Borrower will notify the Global Administrative Agent and the Lenders thereof and whether such Subsidiary is an Unrestricted Subsidiary or a Restricted Subsidiary.  If any Restricted Subsidiary as of the date of its formation, its acquisition or at any time thereafter has a total asset value in excess of U.S.$25,000,000 (or its equivalent in other currencies) and has incurred Indebtedness or Guaranteed Indebtedness in excess of U.S.$5,000,000 (or its equivalent in other currencies) in favor of any Person other than a Loan Party, then Borrower will notify the Global Administrative Agent and the Lenders thereof and cause such Subsidiary (unless such Subsidiary is a Foreign Subsidiary) to (a) execute a Subsidiary Guaranty within 30 days after such Subsidiary is formed or acquired or it is determined to have the requisite total asset value and Indebtedness owed to third parties and (b) if the Issuer Rating of Borrower issued by both S&P and Moody’s is equal to or lower than “BB+” or “Ba1,” respectively, (i) execute a Mortgage (to the extent necessary to comply with Section 5.15) for the ratable benefit of each Lender (other than any such Lender having notified the Global Administrative Agent that it may not legally benefit from same) and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Global Administrative Agent shall reasonably request, (ii) pledge or cause to be pledged all Equity Interests in such Restricted Subsidiary pursuant to a Pledge Agreement within 30 days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, Equity Interests of such Subsidiary to be pledged pursuant to such Pledge Agreement may be limited to 65% of the total combined voting power of all classes of voting Equity Interests of such Subsidiary) and (iii) cause any and all such Persons (except Borrower) pledging such Equity Interests pursuant to a Pledge Agreement to execute a Subsidiary Guaranty but only if such Person has not heretofore executed a Subsidiary Guaranty.”

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C.                                     Section 5.15(c) of the U.S. Credit Agreement hereby is amended and restated in its entirety to read as follows:

“If at any time the Global Administrative Agent shall have received currently effective, duly executed Loan Documents encumbering Oil and Gas Properties of Borrower and its Restricted Subsidiaries constituting (i) less than 75% of the Present Value of Oil and Gas Properties of Borrower and its Restricted Subsidiaries or (ii) Oil and Gas Properties of Borrower and its Restricted Subsidiaries located in the United States and subject to a mortgage Lien having a Present Value that is less than 1.875 times the amount of the Allocated U.S. Borrowing Base then in effect, then Borrower will notify the Global Administrative Agent and the Lenders thereof and will, and/or will cause its Restricted Subsidiaries to, execute and deliver to the Global Administrative Agent for the ratable benefit of each Lender (other than any such Lender having notified the Global Administrative Agent that it may not legally benefit from a given Mortgage) supplemental or additional Security Documents, in form and substance reasonably satisfactory to the Global Administrative Agent and its counsel (including, but not limited to, (A) in the case of Restricted Subsidiaries whose Oil and Gas Properties are to be mortgaged pursuant to this Section 5.15(c), (1) a Subsidiary Guaranty, (2) a pledge of all Equity Interests in such Restricted Subsidiary pursuant to a Pledge Agreement and (3) a Mortgage and (B) in the case of Borrower, a Mortgage), covering additional Oil and Gas Properties of Borrower and its Restricted Subsidiaries not then encumbered by any Combined Loan Documents such that the Global Administrative Agent shall have received currently effective duly-executed Security Documents (A) encumbering Oil and Gas Properties of Borrower and its Restricted Subsidiaries constituting 75% or more of the Present Value of Oil and Gas Properties of Borrower and its Restricted Subsidiaries, and (B) encumbering Oil and Gas Properties of Borrower and its Restricted Subsidiaries located in the United States and subject to a mortgage Lien having a Present Value constituting at least 1.875 times the Allocated U.S. Borrowing Base; provided, however, that in the event of a failure to comply with the terms and provisions of this Section 5.15(c), the Borrower will, and/or will cause its Restricted Subsidiaries to, cure such default within 90 days following the occurrence thereof.”

D.                                    Section 7.1(a)(ii) of the U.S. Credit Agreement hereby is amended and restated in its entirety to read as follows:

“                                          (ii)                                  Senior Notes in an aggregate principal amount not to exceed at any one time U.S.$2,250,000,000;”.

E.                                      The first paragraph of Article IX of the U.S. Credit Agreement hereby is amended and restated in its entirety to read as follows:

“Each of the Lenders, the Issuing Banks and the other Agents hereby irrevocably appoints JPMorgan Chase Bank, N.A. as the Global Administrative Agent, Bank of America, N.A. and Toronto Dominion (Texas) LLC, as the Co-Global Syndication Agents, and BNP Paribas, Credit Suisse, Cayman Islands Branch,

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Deutsche Bank Securities Inc., Wells Fargo Bank, N.A. and The Bank of Nova Scotia, as the Co-U.S. Documentation Agents, and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto; provided, however, that none of the Co-Global Syndication Agents or Co-U.S. Documentation Agents shall have or be deemed to have any liability hereunder or any duties or obligations under the Loan Documents.”

F.                                      The U.S. Credit Agreement hereby is amended by replacing Schedule 2.1 to the U.S. Credit Agreement with Schedule 2.1 - US to this Amendment.

II.                                     Amendments to the Canadian Credit Agreement.

A.                                   Section 1.1 of the Canadian Credit Agreement hereby is amended by amending and restating the following definitions of “Co-Canadian Documentation Agents”, “Co-Global Syndication Agents” and “Co-U.S. Documentation Agents” in their entirety to read as follows:

“                                          “Co-Canadian Documentation Agents” means Bank of Montreal and Citibank, N.A., Canadian Branch, each in its capacity as co-Canadian documentation agent for the Canadian Lenders, and any successor thereto.”

“                                          “Co-Global Syndication Agents” means Bank of America, N.A. and Toronto Dominion (Texas) LLC, each in its capacity as co-global syndication agent for the Lenders hereunder, and any successor thereto.”

“                                          “Co-U.S. Documentation Agents” means BNP Paribas, Credit Suisse, Cayman Islands Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, N.A. and The Bank of Nova Scotia, each in its capacity as co-U.S. documentation agent for the Lenders hereunder, and any successor thereto.”

B.                                     The first paragraph of Article IX of the Canadian Credit Agreement hereby is amended and restated in its entirety to read as follows:

“Each of the Lenders, the Issuing Banks and the other Agents hereby irrevocably appoints JPMorgan Chase Bank, N.A., as the Global Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as the Canadian Administrative Agent, Bank of America, N.A. and Toronto Dominion (Texas) LLC, as the Co-Global Syndication Agents, and Bank of Montreal and Citibank, N.A., Canadian Branch, as the Co-Canadian Documentation Agents, and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto; provided, however, that none of the Co-Global Syndication Agents or Co-Canadian Documentation Agents shall have or be deemed to have any liability hereunder or any duties or obligations under the Loan Documents.”

C.                                     The Canadian Credit Agreement hereby is amended by replacing Schedule 2.1 to the Canadian Credit Agreement with Schedule 2.1 - Canada to this Amendment.

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III.                                 Reallocation of Global Borrowing Base.  By execution of this Amendment, each of the Global Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrowers agree that, as of the Closing Date (as hereinafter defined) but subject to Section 2.7 of the U.S. Credit Agreement in all respects, the Global Borrowing Base will be set at U.S.$1,800,000,000 until the then scheduled redetermination as of November 1, 2008.  As of the Closing Date, the Allocated U.S. Borrowing Base shall be set at U.S.$1,650,000,000 and the Allocated Canadian Borrowing Base shall be set at U.S.$150,000,000.

IV.                                Rearrangement and Increase of Existing Loans.  Upon the effectiveness of this Amendment:

A.                                   All of the Combined Commitments and outstanding Combined Obligations under the Combined Credit Agreements as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the applicable Combined Credit Agreement (as amended hereby) and all Combined Loans and Letters of Credit outstanding under the applicable Combined Credit Agreement as of the date of such effectiveness shall hereby become Combined Loans and Letters of Credit outstanding under the applicable Combined Credit Agreement (as amended hereby); provided that, with respect to individual Combined Lenders who are not changing their Commitment under the U.S. Credit Agreement as a result of this Amendment (the “Unchanged U.S. Lenders”), the outstanding Loans of the Unchanged U.S. Lenders shall not be restructured or rearranged in any manner and therefore such Unchanged U.S. Lenders will not receive any payments pursuant to Section 2.16 of the U.S. Credit Agreement with respect to the reallocation of Combined Commitments implemented through this Amendment.

B.                                     In connection herewith, the Combined Lenders party to the Combined Credit Agreements prior to the effectiveness of this Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and the Combined Lenders hereby purchase and accept, so much of the aggregate Combined Commitments under, Combined Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Combined Credit Agreements such that the Combined Commitment of each Combined Lender shall be as set forth on Schedule 2.1 to each of the Combined Credit Agreements (as amended hereby); provided that, with respect to the Unchanged U.S. Lenders, the outstanding Loans of the Unchanged U.S. Lenders shall not be restructured or rearranged in any manner and therefore such Unchanged U.S. Lenders will not receive any payments pursuant to Section 2.16 of the U.S. Credit Agreement with respect to the reallocation of Combined Commitments implemented through this Amendment.  The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

C.                                     In connection with the potential need to prepay various Loans of Combined Lenders who are not Unchanged U.S. Lenders (the “Transferring Lenders”) in order to implement the provisions of this Section IV in connection with the effectiveness of this Amendment, each of the Combined Lenders hereby agrees to waive the “pro rata” allocation of payments requirements set forth in Section 2.18 of both Combined Credit Agreements.

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V.                                    Effectiveness.  This Amendment shall become effective as of May 9, 2008 (the “Closing Date”) when the Global Administrative Agent shall have received:

A.                                   Counterparts hereof duly executed by the U.S. Borrower, the Global Administrative Agent, the Canadian Administrative Agent, and the Borrowing Base Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party);

B.                                     Any Loan Document requested by a Lender pursuant to Section 2.9(e) of the U.S. Credit Agreement;

C.                                     A certificate dated as of the date of this Amendment of an Authorized Officer of the U.S. Borrower and the Canadian Borrower certifying that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors or management committee of such party, as applicable, authorizing the execution, delivery and performance of this Amendment and the effectuation of the transactions contemplated by the Amendment; and

D.                                    Payment of any fees or compensation then due and owing to any Combined Lender pursuant to the terms of the Combined Credit Agreement, including, without limitation, any break funding compensation due in connection with Section 2.16 of either Combined Credit Agreement.

VI.                                Reaffirmation of Representations and Warranties.  To induce the Borrowing Base Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent to enter into this Amendment, the U.S. Borrower hereby reaffirms, as of the date hereof, the following:

A.                                   The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

B.                                     Each of the U.S. Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

C.                                     The execution, delivery and performance by U.S. Borrower and the Canadian Borrowers of this Amendment are within U.S. Borrower’s and the Canadian Borrowers’ corporate powers, and have been duly authorized by all necessary corporate action.  This Amendment has been duly executed and delivered by U.S. Borrower and the Canadian Borrowers and, when duly executed and delivered by the other parties hereto, will constitute, a legal, valid and binding obligation of U.S. Borrower and the Canadian Borrowers, enforceable in

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accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

D.                                    The execution, delivery and performance by the U.S. Borrower and the Canadian Borrowers of this Amendment (i) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable Governmental Rule or the Organic Documents of U.S. Borrower and the Canadian Borrowers or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon U.S. Borrower or the Canadian Borrowers or either of their assets, or give rise to a right thereunder to require any payment to be made by U.S. Borrower or the Canadian Borrowers, and (iv) will not result in the creation or imposition of any Lien on any asset of U.S. Borrower or the Canadian Borrowers.

E.                                      No Default under the Combined Loan Documents has occurred and is continuing and the U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

F.                                      No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

VII.                          Defined Terms.  Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

VIII.                      Reaffirmation of Combined Credit Agreements.  This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect.  All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

IX.                                Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

X.                                    Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

XI.                                Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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XII.                            Headings.  Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XIII.                        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

XIV.                       No Oral Agreements.  THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the Combined undersigned Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

FOREST OIL CORPORATION

By:	/s/ Michael Kennedy
Name:	Michael Kennedy
Title:	Vice President, Finance and Treasurer

CANADIAN BORROWER

CANADIAN FOREST OIL LTD.

By:	/s/ Cyrus D. Marter IV
Name:	Cyrus D. Marter IV
Title:	Vice President and Secretary

[Signature Page to Forest Oil
Corporation First Amendment]

AGENTS AND COMBINED

LENDERS

JPMORGAN CHASE BANK, N.A., as
Global Administrative Agent and as a U.S.
Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Senior Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

BANK OF AMERICA, N.A., as a Co-
Global Syndication Agent and as a U.S.
Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

CITIBANK, N.A., as a U.S. Lender

By:	/s/ Todd J. Mogil
Name:	Todd J. Mogil
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

BNP PARIBAS, as a Co-U.S.

Documentation Agent and as a U.S.

Lender

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

BMO CAPITAL MARKETS
FINANCING, INC., as a U.S. Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

[Signature Page to Forest Oil
Corporation First Amendment]

CREDIT SUISSE, CAYMANS

ISLANDS BRANCH, as a Co-U.S.
Documentation Agent and as a U.S.
Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate

[Signature Page to Forest Oil
Corporation First Amendment]

DEUTSCHE BANK SECURITIES

INC., as a Co-U.S. Documentation Agent

By:	/s/ David E. Sisler
Name:	David E. Sisler
Title:	Director

By:	/s/ Robert M. Wood, Jr.
Name:	Robert M. Wood, Jr.
Title:	Director

DEUTSCHE BANK AG NEW YORK
BRANCH, as a U.S. Lender

By:	/s/ David J. Bell
Name:	David J. Bell
Title:	Managing Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

U.S. BANK NATIONAL
ASSOCIATION, as a U.S. Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

THE BANK OF NOVA SCOTIA, as a
Co-U.S. Documentation Agent and as a
U.S. Lender

By:	/s/ David Mills
Name:	David Mills
Title:	Director

[Signature Page to Forest Oil
Corporation First Amendment]

FORTIS CAPITAL CORP., as a U.S.
Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page to Forest Oil
Corporation First Amendment]

BANK OF SCOTLAND plc, as a U.S.
Lender

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

ABN AMRO BANK N.V., as a U.S.
Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Director

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

UBS LOAN FINANCE LLC, as a U.S.
Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[Signature Page to Forest Oil
Corporation First Amendment]

COMPASS BANK, as a U.S. Lender

By:	/s/ Murray E. Brasseux
Name:	Murray E. Brasseux
Title:	Executive Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

WELLS FARGO BANK, N.A., as a Co-
U.S. Documentation Agent and as a U.S.
Lender

By:	/s/ Tim Green
Name:	Tim Green
Title:	Assistant Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

MIZUHO CORPORATE BANK, LTD,
as a U.S. Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

TORONTO DOMINION (TEXAS)

LLC, as a Co-Global Syndication Agent
and as a U.S. Lender

By:	/s/ Jackie Barrett
Name:	Jackie Barrett
Title:	Authorized Signatory

[Signature Page to Forest Oil
Corporation First Amendment]

BARCLAYS BANK PLC, as a U.S.
Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

[Signature Page to Forest Oil
Corporation First Amendment]

BANK OF OKLAHOMA, N.A., as a

U.S. Lender

By:	/s/ Michael M. Logan
Name:	Michael M. Logan
Title:	Senior Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

EXPORT DEVELOPMENT CANADA,
as a U.S. Lender

By:	/s/ Carl Burlock
Name:	Carl Burlock
Title:	Director, Financing

By:	/s/ Quvnh Nguyen
Name:	Quvnh Nguyen
Title:	Senior Associate

[Signature Page to Forest Oil
Corporation First Amendment]

GUARANTY BANK AND TRUST COMPANY, as a U.S. Lender

By:	/s/ Gail J. Nofsinger
Name:	Gail J. Nofsinger
Title:	Senior Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender

By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Assistant Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

BANK OF MONTREAL, as a Co- Canadian Documentation Agent and as a Canadian Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

[Signature Page to Forest Oil
Corporation First Amendment]

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Jackie Barrett
Name:	Jackie Barrett
Title:	Authorized Signatory

[Signature Page to Forest Oil
Corporation First Amendment]

BANK OF AMERICA, N.A., CANADA BRANCH, as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page to Forest Oil
Corporation First Amendment]

CITIBANK, N.A., CANADIAN BRANCH, as a Co-Canadian Documentation Agent and as a Canadian Lender

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorized Signer

[Signature Page to Forest Oil
Corporation First Amendment]